                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                              MERRILL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              MERRILL CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
           ---------------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:
           ---------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
           ---------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:
           ---------------------------------------------------------------------

_/   Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
           ---------------------------------------------------------------------

        2)  Form, Schedule or Registration Statement No.:
           ---------------------------------------------------------------------

        3)  Filing Party:
           ---------------------------------------------------------------------

        4)  Date Filed:
           ---------------------------------------------------------------------

NOTES:

                                     [LOGO]

One Merrill Circle
St. Paul, Minnesota 55108

May 3, 1996

Dear Shareholder:

You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Merrill Corporation. The meeting will be held on Tuesday, May 21, 1996, at 10:00 a.m. local time, at the Bandana Banquet and Conference Centre, Bandana Square, 1021 Bandana Boulevard West, Suite 220, Energy Park, St. Paul, Minnesota. We suggest that you read carefully the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Very truly yours,

[KENNETH   F.   MERRILL  SIGNATURE]   [JOHN W. CASTRO SIGNATURE]
KENNETH F. MERRILL                    JOHN W. CASTRO
Chairman of the Board                 President and Chief Executive Officer

                           MERRILL CORPORATION [LOGO]

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1996

To the Shareholders of Merrill Corporation:

    The Annual Meeting of Shareholders of Merrill Corporation will be held on Tuesday, May 21, 1996, at 10:00 a.m. local time, at the Bandana Banquet and Conference Centre, Bandana Square, 1021 Bandana Boulevard, Suite 220, Energy Park, St. Paul, Minnesota, for the following purposes:

    1. To elect eight directors to serve for the ensuing year and until their successors are elected and qualified;

    2. To consider and act upon a proposal to adopt the Company's 1996 Non-Employee Director Plan;

    3. To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P., as independent accountants for the Company for the fiscal year ending January 31, 1997; and

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 1, 1996 will be entitled to notice of and to vote at the meeting or at any adjournment thereof.

                                          By Order of the Board of Directors,

                                          [STEVEN J MACHOV SIGNATURE]
                                          Steven J. Machov
                                          SECRETARY

                           MERRILL CORPORATION [LOGO]

                               ONE MERRILL CIRCLE
                                  ENERGY PARK
                           ST. PAUL, MINNESOTA 55108

                            ------------------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS,
                                  MAY 21, 1996

                            ------------------------

                                  INTRODUCTION

    The Annual Meeting of Shareholders of Merrill Corporation (the "Company") will be held on May 21, 1996 at 10:00 a.m. local time, at the Bandana Banquet and Conference Centre, Bandana Square, 1021 Bandana Boulevard, Suite 220, Energy Park, St. Paul, Minnesota, or at any adjournment thereof, for the purposes set forth in the Notice of Meeting.

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to MARK, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company.
Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

    Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company, by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees listed in this Proxy Statement.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

    The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to shareholders on or about May 6, 1996.

                                VOTING OF SHARES

    The close of business on April 1, 1996 has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On April 1, 1996, the Company had outstanding 7,863,883 shares of Common Stock, $.01 par value (the "Common Stock"), each such share entitling the holder thereof to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class. Holders of shares of Common Stock are not entitled to cumulative voting rights.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting (3,931,942 shares as of April 1, 1996) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

    The election of a nominee for director and the approval of each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted either for or against that matter.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 12, 1996, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than five percent of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by directors of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all directors and executive officers of the Company as a group.

            NAME AND ADDRESS            NUMBER OF        PERCENT
          OF BENEFICIAL OWNER         SHARES (1)(2)    OF CLASS (2)
     ------------------------------   -------------    ------------
     John W. Castro                    1,093,996(3)        13.8%
      One Merrill Circle
      St. Paul, MN 55108
     Charles M. Royce                    612,000(4)         7.8%
      Quest Advisory Corp. and
      Quest Management Company
      1414 Avenue of the Americas
      New York, NY 10019
     Kenneth F. Merrill                  488,950(5)         6.2%
      10 Coventry Drive
      Haines City, FL 33844
     KPM Investment Management Inc.      484,050(6)         6.2%
      10250 Regency Circle
      Omaha, NE 68114
     Robert F. Nienhouse                 226,169(7)         2.9%
      205 East 4th St.
      Hinsdale, IL 60521
     Rick R. Atterbury                   225,723(8)         2.9%
     Richard G. Lareau                   170,400(9)         2.2%
     Paul G. Miller                       42,006          *
     Ronald N. Hoge                       13,000(10)      *
     James R. Campbell                     3,000          *
     Frederick W. Kanner                   1,000          *
     Steven J. Machov                     34,741(11)      *
     James G. Sippl                       16,545(12)      *
     Roxanne E. Iserman                      830          *
     All directors and executive
      officers as a group (12
      persons)                         2,302,082(13)       28.9%

- ------------------------
 *   less than 1%
 (1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares shown opposite the name of such person or group.

 (2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as  outstanding only when determining the  amount and percent owned by such person or group.
 (3) Includes 48,000 shares  not outstanding  but deemed  beneficially owned  by virtue  of the right of Mr. Castro  to acquire them within 60 days pursuant to exercisable stock options. Also includes 5,912 shares owned beneficially by Mr. Castro's wife and 1,766  shares owned by Mr. Castro's children,  all to  which he may be deemed to share  voting and investment power, but as to which he disclaims beneficial ownership.
 (4) Reflects shares beneficially  owned as  of December  31, 1995  as filed  on
     Schedule 13G. Of the shares shown, 566,200 shares are beneficially owned by
     Quest Advisory Corp., which possesses sole voting and investment power with respect  to these shares, and 45,800 shares are beneficially owned by Quest
     Management Company, which possesses sole  voting and investment power  with respect  to these shares. As a result  of common ownership and control, Mr.
     Royce may be deemed to be the beneficial owner of all the shares shown.
 (5) Includes 36,250 shares  owned beneficially  by Mr. Merrill's  wife, all  to which  he may  be deemed to  share voting  and investment power,  but as to which he disclaims beneficial ownership.
 (6) Reflects shares beneficially  owned as  of December  31, 1995  as filed  on
     Schedule  13G.  As an  investment adviser,  KPM Management  Inc. represents numerous discretionary accounts,  for which  it possesses  sole voting  and investment power for all of the shares.
 (7) Includes  1,656 shares  owned beneficially by  Mr. Nienhouse's  wife, as to which he may  be deemed to  share voting  and investment power,  but as  to which he disclaims any beneficial interest.
 (8) Includes  33,000 shares  Mr. Atterbury has  the right to  acquire within 60 days upon the exercise of options.
 (9) Includes 96,400 shares  held in  trust for  the benefit  of certain  family members of Mr. Merrill. Mr. Lareau is the trustee for all these trusts, but disclaims  beneficial  ownership of  all such  shares. Also  includes 7,000 shares owned  beneficially by  Mr. Lareau's  wife, as  to which  he may  be deemed  to share  voting and  investment power, but  as to  which shares he disclaims beneficial ownership.
(10) Includes 8,000 shares Mr. Hoge has the right to acquire within 60 days upon the exercise of options.
(11) Includes 17,041 shares owned  beneficially by Mr.  Machov's wife and  2,700 shares  Mr. Machov's  wife has  the right  to acquire  within 60  days upon exercise of options, all as to which  he may be deemed to share voting  and investment  power, but as to which  he disclaims beneficial ownership. Also includes 3,000 shares Mr.  Machov has the right  to acquire within 60  days upon exercise of options.
(12) Includes  8,000 shares Mr.  Sippl has the  right to acquire  within 60 days upon the exercise of options.
(13) Includes: 96,400 shares  held in trust  for the benefit  of certain  family members  of Kenneth F. Merrill  for which Richard G.  Lareau, a director of the Company, is the trustee for all these trusts, but disclaims  beneficial ownership  of all such shares; (ii) 69,625 shares owned beneficially by the spouses or children of members of the group as to which they may be  deemed to  share  voting  and  investment  power;  and  (iii)  99,950  shares  not outstanding but deemed beneficially owned by virtue of the right of members of the group or their  spouses to acquire them  within 60 days pursuant  to exercisable  stock  options.  All  persons subject  to  Section  16  of the
     Securities Exchange Act of  1934, as amended, filed  required reports in  a timely manner disclosing transactions involving the Company's stock, except
     James  G. Sippl filed one Form 4 late involving two transactions during the past fiscal year.

                             ELECTION OF DIRECTORS

NOMINATION

    The Bylaws of the Company provide that the Board shall consist of at least three members, or such other number as may be determined from time to time by the Board of Directors. The Board of Directors has determined that there will be eight directors of the Company for the ensuing year.

    In the absence of other instructions, the proxies will be voted for each of the following individuals, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors, and all were elected at last year's Annual Meeting of Shareholders, except Frederick W. Kanner who was elected to serve on the Board of Directors on January 22, 1996. Kenneth F. Merrill, Chairman, is retiring from the Board of Directors and is not seeking reelection.

    The election of each nominee requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

    The following information has been furnished to the Company by the respective nominees for director.

                                                                                              DIRECTOR
  NAMES OF NOMINEES                         PRINCIPAL OCCUPATION                        AGE    SINCE
- ---------------------   -------------------------------------------------------------   ---   --------
John W. Castro          President and Chief Executive Officer of Merrill Corporation    47     1981
Richard G. Lareau       Partner, Oppenheimer Wolff & Donnelly (law firm)                67     1981(1)
Paul G. Miller          Chairman, Secretary and Treasurer, LSC, Incorporated            73     1985
                         (proprietary software and systems consulting firm)
Robert F. Nienhouse     Private Investor                                                48     1986
Rick R. Atterbury       Executive Vice President -- Operations of Merrill Corporation   42     1989
Ronald N. Hoge          President, Aerospace Equipment Systems, AlliedSignal, Inc.      50     1991
                         (advanced systems and equipment manufacturer)
James R. Campbell       Executive Vice President, Norwest Corporation (bank holding     53     1994
                         company)
Frederick W. Kanner     Partner, Dewey Ballantine (law firm)                            53     1996

- ------------------------
(1) Mr. Lareau was also the incorporator of the Company and served as its first director before his resignation in October 1968.

OTHER INFORMATION ABOUT NOMINEES

    Except as indicated below, there has been no change in principal occupations or employment during the past five years for the nominees for election as directors.

    Mr. Castro also serves as a Director of BMC Industries, Inc.

    Mr. Lareau has been a member of the law firm of Oppenheimer Wolff & Donnelly for over 36 years. Oppenheimer Wolff & Donnelly have provided and are expected to continue to provide legal services to the Company. Mr. Lareau also serves as a Director of Ceridian Corporation, Northern Technologies International Corporation and Nash Finch Company, and as a Trustee of Mesabi Trust.

    Mr. Miller was also Chairman from 1987 to 1995, and President and Chief Executive Officer from 1993 to 1995 of Supercomputer Systems, Inc.

    Mr. Nienhouse was a part-time consultant to the Company from May 1989 to January 1993. From July 1989 to January 1993, Mr. Nienhouse managed the Company's California operations.

    Mr. Hoge was President and Chief Executive Officer of Onan Corporation from June 1986 until August 1993.

    Mr. Campbell has also served as President and Chief Executive Officer of Norwest Bank Minnesota, N.A. since October 1984.

    Mr. Kanner has been a partner in the law firm of Dewey Ballantine since 1976. He also serves as a director of National Benefit Life Insurance Company.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    Standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Nominating Committee.

    The Audit Committee provides assistance to the Board in satisfying its responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee recommends to the Board the retention of independent accountants, reviews the performance of such accountants and considers recommendations concerning improvements in internal accounting control. The members of the Audit Committee are Messrs. Miller (Chairman), Lareau and Hoge. The Audit Committee met on 2 occasions during fiscal 1996.

    The Compensation Committee reviews general programs of compensation and benefits for all employees of the Company and sets the compensation to be paid to the Company's officers. The Compensation Committee also serves as the disinterested committee administering the Company's Retirement Plan, Incentive Stock Option Plan, 1987 Omnibus Stock Plan and 1993 Stock Incentive Plan. The members of the Compensation Committee are Messrs. Merrill, (Chairman), Campbell and Lareau. The Compensation Committee met or took action by written consent on 5 occasions during fiscal 1996.

    The Nominating Committee reviews and makes recommendations from time to time to the Board with respect to candidates for directors of the Company and compensation of Board members, and assignment of directors to committees of the Board. The Nominating Committee also reviews, at least annually, the composition of the Board regarding experience, expertise and special knowledge required for effective discharge of responsibilities; Board procedures, its size, and membership; and the structure, membership and charters of the Board's standing and ad hoc committees. The members of the Nominating Committee are Messrs. Nienhouse (Chairman), Castro and Miller. The Nominating Committee met on 2 occasions during fiscal 1996. The Nominating Committee will consider for nomination nominees submitted by other directors and shareholders. Shareholders who wish to recommend persons for election as directors at the 1997 Annual Meeting of Shareholders may do so by submitting to the Secretary of the Company in writing on or before January 15, 1997: (i) the name and address of the person or persons to be nominated; (ii) the name and address of the shareholder who intends to make the nomination and a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (v) the signed consent of each nominee to serve as a director of the Corporation if so elected.

    The Company's Board of Directors held 4 meetings and took action by written consent on 2 occasions during fiscal 1996. All of the directors attended at least 75% of all of the meetings of the Board of Directors and all committees on which they served during fiscal 1996.

DIRECTORS' COMPENSATION

    Directors who are employees of the Company receive no separate compensation for their services as directors. For fiscal 1996, non-employee directors received a retainer of $10,000 per year ($15,000 for the Chairman of the Board), and fees for attendance at Board and committee meetings of $1,000 per meeting, provided that attendance fees are not paid for participation in meetings the chair of such committee determines are brief meetings. Subject to shareholder approval at this Annual Meeting, the Board has adopted the 1996 Non-Employee Director Plan 1996 (the "Director Plan") that provides for automatic non-qualified option grants to the Company's non-employee directors (the "Options") and payment of one-half of the non-employee directors' annual cash retainer in the form of Common Stock (the "Retainer Stock"). Currently, 200,000 shares of Common Stock are reserved for issuance under the Director Plan. In accordance with the terms of the Director Plan, new non-employee directors of the Company who are first elected or appointed to the Board to fill new directorships or vacancies are automatically granted, on a one-time basis, on the date of their election or appointment, non-qualified options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant (the "Initial Election Grant"). In addition to the Initial Election Grant, commencing with the annual meeting of shareholders of the Company that first occurs following the date that the non-employee director is first elected or appointed to the Board, each non-employee director who is re-elected to the Board at an annual meeting of the Company's shareholders will be granted Options to purchase 3,000 shares of Common Stock at such time, at an exercise price equal to the fair market value on the date of grant. The Options become exercisable, in the case of the Initial Election Grant, on a cumulative basis with respect to 20% of the shares on each anniversary of the date of grant, and, in the case of Options granted in connection with an annual meeting, in full six months following the date of grant. Each Option expires and is no longer exercisable ten (10) years from its date of grant. In addition to the Option grants under the Director Plan, the non-employee directors will receive payment for one-half of their annual cash retainer in the form of Common Stock, commencing with the Annual Meeting and continuing on each succeeding annual meeting of shareholders of the Company. Each non-employee director, as of such dates, will receive such number of shares of Common Stock as equals $6,000 divided by the average of the fair market value of one share of Common Stock for the 10 trading days immediately preceding the date of such annual meeting, and $6,000 in cash.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Compensation Committee consists of three non-employee directors and meets two to four times a year. A more complete description of the functions of the Compensation Committee is set forth above under the caption "Information About the Board and its Committees."

    COMPENSATION PHILOSOPHY AND OBJECTIVES. The Company's executive compensation philosophy is to pay for performance. The executive compensation program is intended to provide an overall level of compensation opportunity that the Committee believes, based on its own judgment and experience, and on periodic studies by executive compensation consultants, is competitive with other companies within its industry group. The objectives of the Company's executive compensation program are:

    - To establish annual base salaries and incentives that will attract and retain key executives.

    - To reward executives for achievement of annual performance and financial goals.

    - To encourage executive stock ownership and appreciation of long-term shareholder returns.

Actual compensation levels are based on annual and long-term Company and individual performance and may be greater or less than compensation levels at other companies.

    EXECUTIVE  COMPENSATION  PROGRAM  COMPONENTS.     The  Company's   executive
compensation program consists of base salary, annual cash bonus incentives and long-term ownership incentives in the form of stock options.

    BASE SALARY.   Base pay  levels of  executives are  determined generally  by considering  the  potential impact  of  the individual  on  the Company  and its performance, the skills and experiences required by the position, the performance of divisions or departments under the executive's control, the achievement of defined business objectives and personal and corporate development goals, and finally, the overall performance of the Company. Base salaries for executives are maintained at levels that the Compensation Committee believes, based upon its own judgment and experience, are lower than the median for other companies of comparable size and complexity (which are not necessarily the companies included in the performance graph included below in this proxy statement), and the annual cash bonus incentives are designed to offer greater potential compensation than the median in other companies.

    John W. Castro, the Company's Chief Executive Officer, and Rick R. Atterbury, the Company's Executive Vice President, have employment agreements with the Company entered into in 1989 and 1987, respectively. These agreements provide for automatic renewal from year to year. For the fiscal year ended January 31, 1996 Mr. Castro's base salary was $300,000 per year and Mr. Atterbury's was $225,000 per year. The base salaries of certain other executives were increased during the last fiscal year. Base salary increases were given to executives where it was determined that, based on market study, the base salaries were not sufficiently competitive. Consistent with the Company's executive compensation strategy, executive base salaries continue to be below the median as compared to similar companies.

    ANNUAL CASH BONUS INCENTIVES. Annual cash incentive bonuses for Mr. Castro and Mr. Atterbury are prescribed by a fixed formula in their employment agreements. For all other executives, the Company's Chief Executive Officer makes a recommendation to the Committee as to the amount of each cash incentive bonus, based on his subjective evaluation, including his perception of the individual's performance. The Committee makes a final bonus award, taking into account the recommendation of the Chief Executive Officer as well as using its own judgment and experience. The Committee places greater emphasis on annual Company performance for determining cash incentive bonuses than for determining individual base salaries. All executives received a smaller cash bonus than in the prior fiscal year, due in part to the Company's performance during fiscal year 1996 and previously mentioned base salary adjustments.

    Pursuant to their employment agreements, Mr. Castro and Mr. Atterbury receive cash bonuses based on the Company's net income per share. Thus, their overall compensation is directly related to the Company's profit performance for each fiscal year. For each one cent of net income per share up to the prior fiscal year's net income per share, Mr. Castro and Mr. Atterbury receive cash bonuses of $2,000 and $1,200, respectively, and for each additional one cent of net income per share above the prior fiscal year's net income per share, they receive additional cash bonuses of $5,000 and $3,000, respectively. For the fiscal year ended January 31, 1996, Messrs. Castro and Atterbury received cash bonuses of $250,000 and $150,000, respectively, which were $18,000 and $10,000 respectively, less than they were entitled to receive pursuant to their employment agreements. This reduction was recommended by Messrs. Castro and Atterbury and was approved by the Compensation Committee.

    LONG-TERM OWNERSHIP INCENTIVE. Long-term incentives are provided in the form of stock options that are granted from time to time at or above market value at date of grant and generally become exercisable proportionately over a period of five to seven years. Grants of stock options are made by the Compensation Committee in its discretion based upon the recommendation of the Company's Chief Executive Officer and Vice President -- Human Resources, as well as the Committee's judgment as to the executive's contribution toward Company performance and expected contribution toward meeting the Company's long-term strategic goals and increases in shareholder returns. The value received by the executives from option grants depends completely on increases in the market price of the Company's Common Stock over the option exercise price. Thus, this component of compensation is aligned directly with increases in shareholder value.

                                          Kenneth F. Merrill, Chair
                                          James R. Campbell
                                          Richard G. Lareau
                                          MEMBERS OF THE COMPENSATION COMMITTEE

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 1996.

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                               ------------
                                                         ANNUAL COMPENSATION    SECURITIES
                                                         -------------------    UNDERLYING        ALL OTHER
          NAME AND PRINCIPAL POSITION             YEAR    SALARY    BONUS(1)     OPTIONS      COMPENSATION (2)
- -----------------------------------------------   ----   --------   --------   ------------   -----------------
John W. Castro                                    1996   $300,000   $250,000           -0-    $        32,162
 President and Chief Executive                    1995   $300,000   $300,000           -0-
 Officer                                          1994   $150,000   $573,288           -0-
Rick R. Atterbury                                 1996   $225,000   $150,000           -0-    $        22,625
 Executive Vice President -- Operations           1995   $225,000   $180,000           -0-
                                                  1994   $100,000   $343,973        30,000
James G. Sippl                                    1996   $144,000     -0-              -0-    $        11,170
 Vice President                                   1995   $144,000   $  6,000           -0-
                                                  1994   $144,000   $ 36,000           -0-
Steven J. Machov                                  1996   $125,000   $  9,167           -0-    $        10,500
 Vice President, General                          1995   $120,834   $ 15,000        10,000
 Counsel and Secretary                            1994   $100,000   $ 50,000           -0-
Roxanne E. Iserman                                1996   $100,000     -0-              -0-    $        11,049
 Vice President -- Client Services Development    1995   $100,000    10,000            -0-
                                                  1994   $100,000    20,000            -0-

- ------------------------
(1) Cash bonuses for services rendered have been included as compensation for the year earned, even though all or part of such bonuses were actually calculated and paid in the following year.
(2) "All Other Compensation" includes: (i) amount of $10,500 for each named executive officer to be contributed by the Company to its defined contribution retirement plan; and (ii) premium payments under life insurance policies on the lives of the executives at the following incremental costs to the Company: Mr. Castro $614, Mr. Atterbury $417, Mr. Sippl $670, and Ms. Iserman $549, and (iii) contributions by the Company to its Supplemental Retirement Plan: Mr. Castro $21,048, and Mr. Atterbury $11,708. "All Other Compensation" includes only amounts earned for the year ended January 31, 1996.

OPTIONS

    The following table summarizes option exercises during fiscal 1996 by the executive officers named in the Summary Compensation Table above, and the potential realizable value of the options held by such persons at the end of fiscal 1996. There were no option grants during fiscal 1996 to any of the executive officers named in the Summary Compensation Table.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND
                    VALUE OF OPTIONS AT FISCAL YEAR END 1996

                                                                   NUMBER OF              VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT       IN-THE MONEY OPTIONS
                                                               END OF FISCAL 1996      AT END OF FISCAL 1996 (3)
                           SHARES ACQUIRED       VALUE     --------------------------  --------------------------
          NAME             ON EXERCISE (1)    REALIZED (2) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ------------------------  ------------------  -----------  -----------  -------------  -----------  -------------
John W. Castro                                                 36,000        24,000    $   151,200   $   100,800
Rick R. Atterbury                 70,000       $ 890,313       27,000        33,000    $    94,000   $    63,000
James G. Sippl                    29,000       $ 370,250        6,000         4,000    $    31,500   $    21,000
Steven J. Machov                   6,000       $  76,313        1,500         8,500    $         0   $         0
Roxanne E. Iserman                 4,000       $  49,740

- ------------------------
(1) Under both the 1987 Omnibus Stock Plan and 1993 Plan, the exercise price may be paid in cash or, in the Compensation Committee's discretion, by delivery of a promissory note or previously acquired shares of the Company's common stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(2) Value calculated as the market value on the date of exercise less the option exercise price.

(3) Value calculated as the market value on January 31, 1996 ($15.75) less the option exercise price. Options are in-the-money if the market price of the shares exceeds the option exercise price.

                         COMPARATIVE STOCK PERFORMANCE
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                           AMONG MERRILL CORPORATION,
                           THE S&P SMALLCAP 600 INDEX
        AND THE DOW JONES IND & COMM SERVICES -- GENERAL SERVICES INDEX

    The following graph compares the cumulative total shareholder return of the Company's Common Stock with a cumulative total return, assuming reinvestment of dividends, of the Standard & Poor's 600 Index and the Dow Jones Industrial and Commercial Services -- General Services Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MERRILL CORPORATION        S & P SMALLCAP 600       DOW JONES INDUSTRIAL &
                                                                   COMMERCIAL SERVICES-
                                                                       GENERAL SVCS
1/91                              100                     100                            100
1/92                              295                     149                            113
1/93                              373                     172                            127
1/94                              671                     204                            139
1/95                              330                     187                            129
1/96                              347                     247                            162

* $100 invested on 1/31/91 in stock or index -- including reinvestment of dividends. Fiscal year ending January 31.

Source: Research Data Group

EMPLOYMENT AGREEMENTS

    Effective February 1, 1989, Mr. Castro entered into a one-year employment agreement with the Company under which he serves as its President and Chief Executive Officer, and effective February 1, 1987, Mr. Atterbury entered into a three-year employment agreement with the Company under which he serves as its Vice President -- Operations. Mr. Atterbury's employment agreement was first amended effective February 1, 1990, and Mr. Castro's and Mr. Atterbury's agreements were also amended effective February 1, 1994. Each employment agreement provides for an automatic renewal from year to year for consecutive one year terms unless either the employee or the Company gives the other party 60 days advance written notice of termination. For services performed under their respective agreements, Mr. Castro receives an annual base salary of $300,000 and Mr. Atterbury receives an annual base salary of $225,000. Cash bonuses for Mr. Castro and Mr. Atterbury are based on the Company's net income per share. For each one cent of net income per share up to the prior fiscal year's net income per share, Mr. Castro and Mr. Atterbury receive cash bonuses of $2,000 and $1,200, respectively, and for each additional one cent of net income per share they receive additional cash bonuses of $5,000 and $3,000, respectively. For the fiscal year ended January 31, 1996, Mr. Castro and Mr. Atterbury each agreed to limited their respective bonuses to $250,000 and $150,000, respectively. Mr. Castro and Mr. Atterbury also receive an annual transportation allowance of $12,000 and $7,200, respectively. For a discussion of the "change in control" provisions in these agreements, see "Change in Control Arrangements" below. Upon termination of employment under their amended agreements, each has agreed not to compete with the Company for 18 months if the Company elects to continue paying his base salary during the restrictive period.

CHANGE IN CONTROL ARRANGEMENTS

    Pursuant to two stock-based benefit plans of the Company and employment agreements with two executive officers of the Company named in the Summary Compensation Table above, benefits would be paid or existing non-vested awards would be accelerated in connection with a change in control of the Company.

    Under the Company's 1993 Stock Incentive Plan (the "1993 Plan"), in the event a "change in control" of the Company occurs, if approved by the committee administering the plan, (a) all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant remains in the employ or service of the Company or any subsidiary, (b) all outstanding restricted stock awards will become immediately fully vested and nonforfeitable, and (c) all outstanding performance units, if any, will vest and/or continue to vest in the manner determined by the committee. In addition, the committee, without the consent of any affected participant, may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value immediately before the effective date of such change in control over the exercise price per share of the options.

    For purposes of the 1993 Plan, a "change in control" means (i) the sale or other transfer of substantially all of the Company's assets, (ii) a merger or consolidation involving the Company if less than 80% of the voting stock of the surviving company is held by persons who were shareholders of the Company immediately before the merger or consolidation, (iii) ownership by any person or group of 20% or more of the Company's voting stock, (iv) a change in the composition of the Board such that individuals who constitute the Board on the effective date of the 1993 Plan cease for any reason to constitute at least a majority of the Board (with exceptions for individuals who are nominated or otherwise approved by the current Board), or (v) any change of control that is required to be reported under Section 13 or 15(d) of the Securities Exchange Act of 1934.

    Under the Company's 1987 Omnibus Stock Plan (the "1987 Plan"), upon the occurrence of a "change in control" of the Company, all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining term thereof, whether or not the participants to whom the options were granted remain employees of the Company or a subsidiary, and all restrictions with respect to outstanding restricted stock awards will immediately lapse. The acceleration of the exercisability of options or the vesting of restricted stock awards under this plan may be limited, however, if the acceleration is subject to an excise tax imposed upon "excess parachute payments." Under this plan, a "change in control" means, absent the approval of the continuity directors of the Company (directors as of the effective date of the 1987 Plan and additional directors nominated by other "continuity directors"), (a) the sale or other transfer of substantially all of the Company's assets, (b) the approval by the Company's shareholders of a plan of liquidation, (c) a change in control that would be required to be reported in a Current Report on Form 8-K, (d) ownership by any person or group of 20% or more of the Company's outstanding voting stock, or (e) the continuity directors ceasing to constitute a majority of the Board of Directors.

    Under their respective employment agreements with the Company, Messrs. Castro and Atterbury are entitled to receive certain benefits if, following a "change in control" of the Company, either terminates their employment relationship for specified reasons (including by reason of a change in duties, relocation of the Company, certain changes in benefits, failure by any successor of the Company to assume the agreement, purported termination by the Company not expressly authorized by the agreement or any breach of the agreement by the Company). In such a case, the Company will make a lump sum cash payment to the executive in an amount equal to 2.99 times the average annual compensation received by the executive from the Company and includable in the executive's gross income during the five most recent taxable years ending before the change in control (less any amounts received under other plans considered to be "parachute payments" under Section 280G of the Internal Revenue Code) and any legal fees incurred in enforcing the agreement.

    A "change in control" for purposes of these employment agreements means, unless approved by two-thirds of the continuity directors of the Company (directors as of the date of the employment agreement and additional directors nominated by other "continuity directors"), (a) a merger or consolidation involving the Company if less than 50% of the voting stock of the surviving company is held by persons who were shareholders of the Company immediately before the merger, (b) a change in control that would be required to be reported in response to Schedule 14A under the Securities Exchange Act of 1934, (c) ownership by any person or group of more than 20% of the Company's voting stock, or (d) any person or group becoming, through or pursuant to a "tender offer" as defined in the Securities Exchange Act of 1934, the owner of more than 10% of the Company's voting stock.

    If a "change in control" of the Company had occurred as of February 1, 1996, Mr. Castro would have been entitled to receive a lump sum payment of approximately $1,745,295 under his employment agreement and Mr. Atterbury would have been entitled to receive a lump sum payment of approximately $1,949,288 under his employment agreement.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee of the Company's Board of Directors are Messrs. Merrill, Campbell and Lareau, all of whom are non-employee directors. Mr. Merrill is an officer of the Company and the Company's Chairman of the Board. Mr. Lareau was formerly a non-employee officer of the Company as Assistant Secretary from 1981 to 1985 and Secretary from 1985 to 1989.

                        PROPOSAL TO ADOPT THE COMPANY'S
                        1996 NON-EMPLOYEE DIRECTOR PLAN

INTRODUCTION

    Effective April 12, 1996, the Board adopted the 1996 Non-Employee Director Plan (the "Director Plan") that provides for awards of nonqualified options to purchase shares of Common Stock (the "Options") and payment of a non-employee director's annual cash retainer in the form of Common Stock (the "Retainer Stock")(the Options and the Retainer Stock are collectively referred to as the "Incentive Awards") to members of the Board who are not also employees of the Company or any of its subsidiaries ("Eligible Directors"). The purpose of the Director Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors and to increase the proprietary interests of such non-employee directors in the Company's long-term success and progress and their identification with the interests of the Company's shareholders.

    The major features of the Director Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the Director Plan, a copy of which may be obtained from the Company.

SUMMARY OF THE DIRECTOR PLAN

    SHARES RESERVED UNDER THE DIRECTOR PLAN. The Board has reserved a maximum of 200,000 shares of Common Stock for issuance under the Director Plan. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the committee administering the Director Plan (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment to the number and kind of securities available for issuance under the Director Plan and, in order to prevent dilution or enlargement of the rights of Eligible Directors, the number, kind and exercise price of securities subject to outstanding Director Plan Options.

    OPTIONS. Upon such time as new Eligible Directors are first elected to the Board to fill new directorships or to fill vacancies, the Eligible Director will be granted, on a one-time basis, Options to purchase 10,000 shares of Common Stock (the "Initial Election Grant"). In addition to the Initial Election Grant, commencing with the annual meeting of shareholders of the Company that first occurs following the date that an Eligible Director is first elected or appointed to the Board, each Eligible Director who is re-elected to the Board at an annual meeting of the Company's shareholders will be granted Options to purchase 3,000 shares of Common Stock at such time.

    Options under the Director Plan have an exercise price equal to 100% of the fair market value of one share of Common Stock on the date of grant. On May 1, 1996, the last sale price of the Common Stock was $22.00 per share, as reported on the Nasdaq National Market. The Options become exercisable, in the case of the Initial Election Grant, on a cumulative basis with respect to 20% of the shares on each anniversary of the date of grant, and, in the case of Options granted in connection with an annual meeting, in full six months following the date of grant. Payment of the exercise price can be made in cash (including check, bank draft or money order), by delivery of previous owned shares that have been held at least six months, or by delivery of a broker exercise notice. Each Option expires and is no longer exercisable ten
(10) years from its date of grant.

    RETAINER STOCK. Eligible Directors will receive payment of one-half of their annual cash retainer in the form of Common Stock, commencing with the Annual Meeting and continuing on each succeeding annual meeting of shareholders of the Company. Each Eligible Director, as of such dates, will receive such number of shares of Common Stock as equals $6,000 divided by the average of the fair market value of one share of Common Stock for the 10 trading days immediately preceding the date of such annual meeting.

    TERMINATION OF SERVICE. In the event an Eligible Director's service as a director of the Company is terminated by reason of death or disability, all outstanding Options then held by the Eligible Director will become immediately exercisable in full and will remain exercisable for a period of one year thereafter. Upon termination of an Eligible Director's service for any other reason, all outstanding Options then held by the Eligible Director and exercisable at the time of the termination will remain exercisable for a period of three months thereafter (one year in the case of retirement). Notwithstanding the foregoing, in no event will any Options remain exercisable after their expiration.

    ADMINISTRATION OF DIRECTOR PLAN. The Director Plan will be administered by a committee consisting solely of two or more members of the Board. All questions of interpretation of the Director Plan will be determined by the committee, with each determination, interpretation or other action made or taken by the committee pursuant to the provisions of the Director Plan being conclusive and binding. However, the committee administering the Director Plan will have no power to determine the eligibility of any person to participate in the Director Plan, the number of shares of Common Stock to be subject to Incentive Awards, or the timing, pricing or other terms and conditions of Incentive Awards. It is currently intended that the Director Plan will be administered by the Compensation Committee.

    AMENDMENT, MODIFICATION AND TERMINATION OF THE DIRECTOR PLAN. The Board may suspend or terminate the Director Plan or any portion thereof at any time, and may amend the Director Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards granted under the Director Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. However, no amendments to the Director Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or by the rules of the Nasdaq National Market. Except as otherwise prohibited by Rule 16b-3 of the Exchange Act, the Director Plan may not be amended more than once every six months. No termination, suspension or amendment of the Director Plan may adversely affect any outstanding Incentive Award without the consent of the affected Eligible Director except for appropriate adjustments to the number and kind of securities available for issuance under the Director Plan and the number, kind and exercise price of securities subject to outstanding Incentive Award as provided in the Director Plan.

    NON-TRANSFERABILITY OF OPTIONS. No Option or interest in an Option granted under the Director Plan may be transferred by an Eligible Director for any reason or by any means, except by will or by the laws of descent and distribution. An Eligible Director will, however, be entitled to designate a beneficiary to receive an Option upon such Eligible Director's death, and, in the event of an Eligible Director's death, payment of any amounts due under the Director Plan will be made to, and exercise of any Options may be made by, the Eligible Director's legal representatives, heirs and legatees.

    TERM OF THE DIRECTOR PLAN. Subject to approval by the shareholders of the Company at the 1996 Annual Meeting, the Director Plan is effective as of May 21, 1996, and will terminate at midnight on May 21, 2001, subject to earlier termination by the Board. No Incentive Awards may be granted after termination of the Director Plan, but Options outstanding upon termination of the Director Plan will continue to be exercisable in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state, local or foreign income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual Eligible Director who receives Option or Retainer Stock.

    OPTIONS. The Options granted under the Director Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. Generally, neither the Eligible Director nor the Company incurs any federal income tax consequences as a result of the grant of an Option. Upon exercise of an Option, the Eligible Director will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares purchased, determined on the day of exercise, and the consideration paid for the shares. At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of an Option, any gain or loss will be a capital gain or loss. Such gain or loss will be a long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise. In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an Option for any amounts includable in the taxable income of an Eligible Director as ordinary compensation income.

    RETAINER STOCK. With respect to shares issued as Retainer Stock, such shares will be deemed to be subject to a risk of forfeiture for six months after the date received due to the six-month holding period of Rule 16b-3 under the Exchange Act. Accordingly, an Eligible Director may file an election under
Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the Eligible Director will not recognize any additional income when the risk of forfeiture lapses. An Eligible Director who does not make a Section 83(b) election within 30 days of the receipt of the Retainer Stock will recognize ordinary income at the end of such six-month period in an amount equal to the then fair market value of the shares freed of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income.

PLAN BENEFITS

    The following table illustrates the Options and the Retainer Stock that the Eligible Directors of the Company as a group will receive under the Director Plan in fiscal 1997.

                                 PLAN BENEFITS
                        1996 NON-EMPLOYEE DIRECTOR PLAN

                                                                              NUMBER OF SHARES    NUMBER OF SHARES
                                                                                 UNDERLYING       OF RETAINER STOCK
NAME AND POSITION                                                            OPTIONS GRANTED (1)   GRANTED (1)(2)
- ---------------------------------------------------------------------------  -------------------  -----------------
Non-Executive Director Group                                                         18,000               1,638

- ------------------------
(1) Assumes no new directors are appointed to the Board during fiscal 1997.

(2) The Retainer Stock to be granted in fiscal 1997 is valued at $22.00 per share, the fair market value of the Common Stock on May 1, 1996, although the actual fair market value will be based upon the average of the fair market value for the 10 trading days immediately prior to May 21, 1996.

BOARD OF DIRECTORS RECOMMENDATIONS

    The Board of Directors recommends that the shareholders vote FOR approval and ratification of the proposal to adopt the Director Plan. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Director Plan.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has approved the selection of Coopers & Lybrand L.L.P. as independent accountants to make an examination of the accounts of the Company for the fiscal year ending January 31, 1997, and to perform other appropriate accounting services. Coopers & Lybrand L.L.P. has acted as independent accountants of the Company since 1984.

    Although it is not required to do so, the Board of Directors wishes to submit the selection of Coopers & Lybrand L.L.P. to the shareholders for ratification. The Board recommends a vote FOR ratification of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending January 31, 1997. Unless a contrary choice is specified, proxies solicited by the Board will be voted for the ratification of Coopers & Lybrand L.L.P. If the selection of Coopers & Lybrand L.L.P. is not ratified, the Board of Directors will reconsider its selection.

    The Company has requested and expects a representative of Coopers & Lybrand L.L.P. to be present at the Annual Meeting, to make a statement if he or she so desires and to respond to appropriate questions.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals intended to be presented in the proxy material relating to the next Annual Meeting of Shareholders must be received by the Company on or before January 3, 1997.

                                 OTHER BUSINESS

    The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 31, 1996 accompanies this Notice of Annual Meeting and Proxy Statement. The Annual Report describes the financial condition of the Company as of January 31, 1996.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JANUARY 31, 1996 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF APRIL 1, 1996, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT ON FORM 10-K. SUCH REQUESTS SHOULD BE SENT TO: MERRILL CORPORATION, ONE MERRILL CIRCLE, ST. PAUL, MINNESOTA 55108, ATTENTION: SECRETARY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [STEVEN J. MACHOV SIGNATURE]
                                          Steven J. Machov
                                          SECRETARY

May 3, 1996
St. Paul, Minnesota

                                   THIS  PROXY  IS  SOLICITED ON  BEHALF  OF THE
                                   BOARD OF DIRECTORS
                                   The  undersigned  hereby  appoints  John   W.
                                   Castro  and  Richard G.  Lareau, and  each of
                                   them, as  Proxies,  each with  the  power  to
                                   appoint his substitute, and hereby authorizes
                                   each  of them  to represent  and to  vote, as
                                   designated below,  all the  shares of  common
MERRILL CORPORATION                stock  of Merrill Corporation  held of record
One Merrill Circle       Proxy     by the undersigned on  April 1, 1996, at  the
Saint Paul, MN                     Annual  Meeting of Shareholders to be held on
55108                              May 21, 1996, or any adjournment thereof.
- ------------------------------

1.   ELECTION OF            / / FOR all nominees        / / AGAINST all nominees
     DIRECTORS              listed below                    listed below
                              (except as marked to
                                the contrary below)

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                                NOMINEE'S NAME.)

                            RICK R. ATTERBURY           FREDERICK W. KANNER
                            JAMES B. CAMPBELL           RICHARD G. LAREAU
                            JOHN W. CASTRO              PAUL G. MILLER
                            RONALD N. HOGE              ROBERT F. NIENHOUSE

2.  PROPOSAL TO ADOPT THE COMPANY'S 1996 NON-EMPLOYEE DIRECTOR PLAN.

                  / / FOR         / / AGAINST        / / ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.
                  / / FOR         / / AGAINST        / / ABSTAIN

                          PLEASE SIGN ON REVERSE SIDE

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN ITEM 1 AND TO VOTE FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3 ON THE REVERSE.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
- --------------------------------------------------------------------------------
                                                    Dated: ______________, 1996.
                                                    ____________________________
                                                    Signature
                                                    ____________________________
                                                    Signature if held jointly

                                                  PLEASE  MARK,  SIGN,  DATE AND
                                                  RETURN THE PROXY CARD PROMPTLY
                                                  USING THE  ENCLOSED  ENVELOPE,
                                                  WHICH  REQUIRES NO  POSTAGE IF
                                                  MAILED IN THE UNITED STATES.